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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 2005


                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

         INDIANA                        0-22423                35-1782688
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)


            2118 BUNDY AVENUE, NEW CASTLE, INDIANA        47263-1048
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           (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
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                                 NOT APPLICABLE
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM  8.01     OTHER EVENTS.
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         On May 19, 2005, Ameriana Bancorp announced: (1) the results of its annual meeting of shareholders; and (2) that its Board of Directors had declared a regular quarterly cash dividend of $0.16 per share. The press release making these announcements is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.
               ---------------------------------

        (a)    Financial Statements of Businesses Acquired: Not applicable

        (b)    Pro Forma Financial Information:  Not applicable

        (c)    Exhibits

               Number            Description
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                99.1             Press Release dated May 19, 2005







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERIANA BANCORP



Dated: May 19, 2005                   By: /s/ Harry J. Bailey
                                          -------------------------------------
                                          Harry J. Bailey
                                          President and Chief Executive Officer